UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2008

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

Maryland	333-146341	20-0658752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 5, 2008, KBS Real Estate Investment Trust II, Inc. (the “Company”) filed a Form 8-K dated July 30, 2008 with regard to the acquisition of a four-story office building containing 134,980 rentable square feet in Basking Ridge, New Jersey (“Mountain View Corporate Center”). The Company hereby amends the Form 8-K dated July 30, 2008 to provide the required financial information related to its acquisition of Mountain View Corporate Center.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Mountain View Corporate Center

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2008 (unaudited) and the Year Ended December 31, 2007	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2008 (unaudited) and the Year Ended December 31, 2007	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust II, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of June 30, 2008	F-6

	Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2008	F-8

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2007	F-10

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: October 6, 2008	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Mountain View Corporate Center for the year ended December 31, 2007. This statement is the responsibility of Mountain View Corporate Center’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of Mountain View Corporate Center’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Mountain View Corporate Center’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Mountain View Corporate Center’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of Mountain View Corporate Center for the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

September 30, 2008

MOUNTAIN VIEW CORPORATE CENTER

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
	(unaudited)
Revenues:
Rental income	$1,648,208	$3,025,050
Tenant reimbursements	128,352	176,986
Other income	6,192	18,617

Total revenues	1,782,752	3,220,653

Expenses:
Repairs & maintenance	289,364	590,282
Real estate taxes	176,727	336,624
Utilities	136,440	269,882
General and administrative	108,091	211,458
Insurance	13,949	33,249

Total expenses	724,571	1,441,495

Revenues over certain operating expenses	$1,058,181	$1,779,158

See accompanying notes.

MOUNTAIN VIEW CORPORATE CENTER

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2008 (unaudited)

and the Year Ended December 31, 2007

1.    DESCRIPTION OF REAL ESTATE PROPERTY

On July 30, 2008, KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) acquired, through an indirect wholly owned subsidiary, a four-story office building containing 134,980 rentable square feet (unaudited) in Basking Ridge, New Jersey (“Mountain View Corporate Center”) from Mountainview Realty Holding Company (the “Seller”), an unaffiliated entity. Mountain View Corporate Center is located on a 21.4-acre parcel of land (unaudited) of which 13.5 acres (unaudited) are designated as conservation land that is not available for commercial use. The purchase price for Mountain View Corporate Center was $30.0 million plus closing costs.

KBS REIT II is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate assets, including the acquisition of commercial properties and investment in real estate-related investments such as mortgage, mezzanine, bridge and other loans; debt securities such as mortgage-backed securities and debt securities issued by other real estate companies; equity securities of real estate companies; and certain types of illiquid securities.

2.    BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

Mountain View Corporate Center is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses KBS REIT II expects to incur in the future operations of Mountain View Corporate Center have been excluded. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Mountain View Corporate Center.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Mountain View Corporate Center was acquired from an unaffiliated party and (ii) based on due diligence of Mountain View Corporate Center by KBS REIT II, management is not aware of any material factors relating to Mountain View Corporate Center that would cause this financial information not to be necessarily indicative of future operating results.

3.    SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to deferred rent increased rental revenue by $77,215 for the year ended December 31, 2007 and decreased rental revenue by $46,054 for the six months ended June 30, 2008 (unaudited).

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.    DESCRIPTION OF LEASING ARRANGEMENTS (UNAUDITED)

As of December 31, 2007, Mountain View Corporate Center was 83% leased by three tenants. For the year ended December 31, 2007, Mountain View Corporate Center earned approximately 62.1% of its rental income from a company in the retail industry, whose lease expires in 2014. In addition, Mountain View Corporate Center earned approximately 22.5% and 15.4% of its rental income from a company in the legal services industry and a company in the financial services industry, respectively. These two tenant leases expire in 2012 and 2017, respectively.

MOUNTAIN VIEW CORPORATE CENTER

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Six Months Ended June 30, 2008 (unaudited)

and the Year Ended December 31, 2007

5.    FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2007, future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2008	$3,472
2009	3,698
2010	3,816
2011	3,872
2012	4,004
Thereafter	6,945

$25,807

6.    INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the six months ended June 30, 2008 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

7.    SUBSEQUENT EVENTS (UNAUDITED)

On September 14, 2007, a tenant in the legal services industry (the “Tenant”) signed an agreement with the Seller to lease additional space commencing on March 15, 2008. On May 28, 2008, the Seller signed an agreement with the Tenant to amend the expiration date of the Tenant’s expansion space from March 31, 2014 to December 31, 2012. The new expiration date for the expansion space coincides with the expiration date of the lease for the Tenant’s original leased space.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheet and the notes thereto of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2007 contained in KBS REIT II’s registration statement on Form S-11 filed April 8, 2008 (no. 333-146341) and the balance sheet and related consolidated statements of operations, stockholder’s equity and cash flows and notes thereto of KBS REIT II as of and for the six months ended June 30, 2008 contained in KBS REIT II’s Quarterly Report on Form 10-Q filed on August 14, 2008.

The following unaudited pro forma balance sheet as of June 30, 2008 has been prepared to give effect to the acquisition of Mountain View Corporate Center as if the acquisition occurred on January 1, 2007.

The following unaudited pro forma statements of operations for the six months ended June 30, 2008 and for the year ended December 31, 2007 have been prepared to give effect to the acquisition of Mountain View Corporate Center as if the acquisition occurred on January 1, 2007.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Mountain View Corporate Center been consummated as of January 1, 2007. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2008

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Mountain View Corporate Center (b)		Pro Forma Total
Assets
Real estate:
Land	$-	$3,600,000	(c)	$3,600,000
Buildings and improvements, net	-	23,408,147	(c)	23,408,147
Tenant origination and absorption costs, net	-	3,729,412	(c)	3,729,412

Total real estate, net	-	30,737,559		30,737,559
Cash and cash equivalents	5,661,037	-		5,661,037
Rents and other receivables	1,272,390	-		1,272,390
Above-market leases	-	233,597	(c)	233,597
Deferred financing costs, prepaid and other assets	74,730	104,225	(d)	178,955

Total assets	$7,008,157	$31,075,381		$38,083,538

Liabilities and Stockholders’ Equity
Notes payable	$-	$9,500,000		$9,500,000
Accounts payable and accrued liabilities	77,298	-		77,298
Due to affiliates	743,691	-		743,691
Below-market leases	-	235,441	(c)	235,441

Total liabilities	820,989	9,735,441		10,556,430

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-		-
Common stock, $.01 par value; 1,000,000,000 shares authorized, 740,330 shares issued and outstanding, 3,238,981 pro forma shares	7,403	24,987		32,390
Additional paid-in capital	6,305,499	21,314,953		27,620,452
Net loss	(125,734)	-		(125,734)

Total stockholders’ equity	6,187,168	21,339,940		27,527,108

Total liabilities and stockholders’ equity	$7,008,157	$31,075,381		$38,083,538

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2008

(a)	Historical financial information derived from KBS REIT II’s quarterly report on Form 10-Q as of June 30, 2008.

(b)	Represents the purchase price of assets acquired by KBS REIT II in connection with the acquisition of Mountain View Corporate Center. The purchase price of approximately $30.7 million (including closing costs) was funded with a $13.5 million six-month bridge loan facility, of which $9.5 million was used to fund the acquisition, and with proceeds from KBS REIT II’s ongoing initial public offering. The balance of the six-month bridge loan facility, in the amount of $4.0 million, is available at the request of KBS REIT II for future disbursement for general cash management requirements, subject to certain conditions set forth in the loan agreement. At the maturity of the bridge loan facility, any unused portion of the bridge loan facility shall be cancelled automatically and only those outstanding amounts disbursed from the bridge loan facility shall be due and payable.

(c)	KBS REIT II intends to account for the acquisition in accordance with Statements of Financial Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

(d)	Represents loan fees incurred on the financing of Mountain View Corporate Center.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Mountain View Corporate Center		Pro Forma Total
Revenues:
Rental income	$-	$1,800,212	(b)	$1,800,212
Tenant reimbursements	-	128,352	(c)	128,352
Other income	-	6,192	(d)	6,192

Total revenues	-	1,934,756		1,934,756

Operating expenses:
Operating, maintenance and management	-	547,844	(e)	547,844
Real estate taxes and insurance	-	176,727	(f)	176,727
Asset management fees to affiliate	-	115,259	(g)	115,259
General and administrative	130,930	-		130,930
Depreciation and amortization	-	655,565	(h)	655,565

Total operating expenses	130,930	1,495,395		1,626,325

Operating income (loss)	(130,930)	439,361		308,431

Other income (expenses):
Interest income	5,196	-		5,196
Interest expense	-	(246,320)	(i)	(246,320)

Total other income (expenses), net	5,196	(246,320)		(241,124)

Net income (loss)	$(125,734)	$193,041		$67,307

Net income (loss) per common share, basic and diluted	$(3.01)			$0.03

Weighted-average number of common shares outstanding, basic and diluted	41,719			2,540,370

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008

(a)	Historical financial information derived from KBS REIT II’s quarterly report on Form 10-Q for the six months ended June 30, 2008.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities for the six months ended June 30, 2008. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008), based on historical operations of the previous owner.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008), based on historical operations of the previous owner.

(e)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008), based on historical operations of the previous owner.

(f)	Represents real estate taxes incurred by Mountain View Corporate Center (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008), based on historical operations of the previous owner.

(g)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008) that would be due to affiliates had Mountain View Corporate Center been acquired on January 1, 2007. The asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the sum of the cost of investments KBS REIT II owns, including acquisition fees, origination fees, acquisition and origination expenses, and any debt attributable to such investments.

(h)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II for the six months ended June 30, 2008) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of the purchase price allocated to tenant improvements is recognized using the straight-line method over the life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(i)	Represents loan fee amortization and interest expense incurred on a $13.5 million six-month bridge loan of which $9.5 million was funded and used to purchase Mountain View Corporate Center. The loan bears interest at a variable rate of either the Prime Rate as established from time to time by the lender or 30-day LIBOR plus 225 basis points (average interest rate of 5.19% for the period). The loan is assumed to be extended or refinanced at the end of the term at a similar interest rate. The loan is secured by the Mountain View Corporate Center.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Mountain View Corporate Center		Pro Forma Total
Revenues:
Rental income	$-	$3,367,421	(b)	$3,367,421
Tenant reimbursements	-	176,986	(c)	176,986
Other income	-	18,617	(d)	18,617

Total revenues	-	3,563,024		3,563,024

Operating expenses:
Operating, maintenance and management	-	1,104,871	(e)	1,104,871
Real estate taxes and insurance	-	336,624	(f)	336,624
Asset management fees to affiliate	-	230,518	(g)	230,518
Depreciation and amortization	-	1,208,596	(h)	1,208,596

Total operating expenses	-	2,880,609		2,880,609

Operating income	-	682,415		682,415

Other expenses:
Interest expense	-	(815,661)	(i)	(815,661)

Total other expenses	-	(815,661)		(815,661)

Net loss	$-	$(133,246)		$(133,246)

Net loss per common share, basic and diluted	$-			$(0.05)

Weighted-average number of common shares outstanding, basic and diluted	20,000			2,518,651

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

(a)	As of December 31, 2007, KBS REIT II had been formed but had not yet commenced operations.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities for the year ended December 31, 2007. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2007. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007), based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007), based on historical operations of the previous owner.

(e)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007), based on historical operations of the previous owner.

(f)	Represents real estate taxes incurred by Mountain View Corporate Center (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007), based on historical operations of the previous owner and accrual based on new valuation upon purchase by KBS REIT II.

(g)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007) that would be due to affiliates had Mountain View Corporate Center been acquired on January 1, 2007. The asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the sum of the cost of investments KBS REIT II owns, including acquisition fees, origination fees, acquisition and origination expenses, and any debt attributable to such investments.

(h)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2007) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of the purchase price allocated to tenant improvements is recognized using the straight-line method over the life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(i)	Represents loan fee amortization and interest expense incurred on a $13.5 million six-month bridge loan of which $9.5 million was funded and used to purchase Mountain View Corporate Center. The loan bears interest at a variable rate of either the Prime Rate as established from time to time by the lender or 30-day LIBOR plus 225 basis points (average interest rate of 7.49% for the period). The loan is assumed to be extended or refinanced at the end of the term at a similar interest rate. The loan is secured by the Mountain View Corporate Center.